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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  July 28, 2003


                        Annaly Mortgage Management, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Maryland                       1-13447                22-3479661
           --------                       -------                ----------
 State or Other Jurisdiction            (Commission           (I.R.S. Employer
      Of Incorporation)                 File Number)         Identification No.)



  1211 Avenue of the Americas
         Suite 2902
     New York, New York                                      10036
     ------------------                                      -----
    (Address of Principal                                  (Zip Code)
     Executive Offices)


       Registrant's telephone number, including area code: (212) 696-0100


                                    No Change
                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 9. Information Provided Under Item 12 (Results of Operations and Financial
Condition)


     The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

     On July 28, 2003, Annaly Mortgage Management, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.





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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ANNALY MORTGAGE MANAGEMENT, INC.



                                            By: /s/Kathryn Fagan
                                                --------------------------------
                                                Name:  Kathryn Fagan
                                                Title: Chief Financial Officer





Dated: July 28, 2003

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                                  EXHIBIT INDEX
                                  -------------



Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated July 28, 2003, issued by Annaly Mortgage Management, Inc.